Performance Commentary | February 2024

For February 2024, the AFL-CIO Housing Investment Trust (HIT) had a gross return of -1.00% and a net return of -1.03%. Its benchmark, the Bloomberg U.S. Aggregate Bond Index* (Bloomberg Aggregate or Benchmark), reported a return of -1.41% for the month.

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to HIT’s relative performance vs. Bloomberg Aggregate* included:

•	Its ongoing yield advantage. As of February 29, HIT’s portfolio yield was 5.59% versus 4.92% for the Benchmark, offering a yield advantage of 67 bps.
•	The portfolio’s underweight to agency-insured, fixed-rate single family MBS, the worst performing major asset class in the Benchmark on an excess return basis. The HIT’s portfolio was underweight to the sector at month end, with a 13.8% allocation compared to 26.1% in the Bloomberg Aggregate.
•	The portfolio’s underweight to corporate bonds, the second worst performing major sector for the month on an excess return basis, at -11 bps. The HIT does not invest in corporate bonds, whereas the sector comprised 25.1% of the Benchmark on February 29, 2024.
•	Performance by some multifamily securities in the portfolio as nominal spreads to Treasuries tightened. FHA/Ginnie Mae permanent loan certificates (PLCs), FHA/Ginnie Mae construction loan certificates (CLCs), and Fannie Mae DUS security structures (benchmark 10/9.5s) in the

February 2024 Portfolio Commentary

HIT’s portfolio tightened by approximately 9, 14, and 8 bps, respectively. The HIT portfolio had an allocation of 12.3% to PLCs, 5.1% to CLCs, and 23.6% to fixed-rate single-asset Fannie Mae DUS securities at the end of the month while there were no such securities in the Bloomberg Aggregate.

Negative impacts to HIT’s relative performance vs. Bloomberg Aggregate* included:

•	The portfolio’s overweight to the second highest credit quality sector (i.e. AA-rated) of the investment grade universe, whose excess returns of -11 bps were the lowest among the four credit ratings buckets (AAA, AA, A and BBB) of the Bloomberg Aggregate. Approximately 89.9% of the HIT portfolio carried a government or GSE guarantee or was rated AA compared to 71.8% for the Bloomberg Aggregate.
•	Performance by Ginnie Mae REMIC structures in the HIT’s portfolio as spreads to Treasuries widened by approximately 9 bps during the month. On February 29, 2024, the portfolio had a 11.6% allocation to REMICS while the Benchmark had none.

In February, rates sold off across the curve hurting absolute returns for fixed income assets, including the HIT. The 2-, 5-, 7-, 10-, and 30-year rates rate increased by approximately 41, 41, 40, 34, and 21 bps, respectively. However, the HIT portfolio’s short relative duration position versus the Bloomberg Aggregate benefitted relative returns.

* Information provided by Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

February 2024 Portfolio Commentary

Market Data

February 2024 Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-1.31%	0	6.04
Agencies	-0.74%	4	3.43
Single family agency MBS (RMBS)	-1.63%	-29	6.19
Corporates	-1.50%	-11	6.93
Commercial MBS (CMBS)	-0.77%	44	4.33
Asset-backed securities (ABS)	-0.28%	22	2.63

Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	1/31/24	2/29/24	Change
1 Month	5.358%	5.390%	0.033%
3 Month	5.360%	5.380%	0.020%
6 Month	5.194%	5.321%	0.128%
1 Year	4.707%	4.998%	0.291%
2 Year	4.207%	4.619%	0.412%
3 Year	3.982%	4.415%	0.432%
5 Year	3.835%	4.245%	0.409%
7 Year	3.874%	4.271%	0.397%
10 Year	3.912%	4.250%	0.338%
20 Year	4.266%	4.513%	0.247%
30 Year	4.166%	4.379%	0.213%

Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Bloomberg Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Bloomberg Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

February 2024 Portfolio Commentary

Portfolio Data On February 29, 2024

Net Assets	$6,434.58 million
Portfolio Effective Duration	5.96 years	Convexity	0.241
Portfolio Average Coupon	3.58%	Maturity	10.60 years
Portfolio Yield to Worst[1]	5.59%	Portfolio Current Yield[1]	4.01%
Number of Holdings	925	Average Price[2]	88.72

Sector Allocations: 1

Multifamily Investments	80.14%	CMBS – Agency Multifamily**	66.40%
Agency Single-Family MBS	14.23%	Agency Single-Family MBS	14.23%
U.S. Treasury	3.68%	U.S. Treasury Notes/Bonds	3.68%
AAA Private-Label CMBS	0.12%	State Housing Permanent Bonds	5.54%
Cash & Short-Term Securities	1.83%	State Housing Construction Bonds	1.92%
		Direct Construction Loans	6.39%
		Cash & Short-Term Securities	1.83%
		**Includes multifamily MBS (59.91%), MF Construction MBS (6.37%), and AAA Private-Label CMBS (0.12%).
Quality Distribution: [3]
U.S. Government or Agency	85.10%
AAA	1.92%
AA	4.77%
A	0.00%
Not Rated	6.39%
Cash	1.83%

Portfolio Duration Distribution, by Percentage in Each Category: [3]				Maturity Distribution (based on average life):
Cash	1.83%	5-5.99 years	19.32%	0 – 1 year	5.81%
0-0.99 years	15.93%	6-6.99 years	14.35%	1 – 2.99 years	5.35%
1-1.99 years	2.55%	7-7.99 years	8.92%	3 – 4.99 years	12.87%
2-2.99 years	5.34%	8-8.99 years	2.64%	5 – 6.99 years	20.83%
3-3.99 years	7.72%	9-9.99 years	2.35%	7 – 9.99 years	41.21%
4-4.99 years	8.83%	Over 10 years	10.21%	10 – 19.99 years	10.02%
				Greater than 20 years	3.89%

1The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2Portfolio market value weighted by current face.

3Based on value of total investments and includes unfunded commitments but does not include U.S. treasury futures contracts.

4